Exhibit 99.1

Non-GAAP-1

Motorola Solutions, Inc. and Subsidiaries

Pro forma Non-GAAP Adjustments Bridge

(In millions)

Q1 2012

TOTAL
Net sales	$1,387
Operating earnings (“OE”)	$151

Above-OE non-GAAP adjustments:
Share-based compensation expense	34
Reorganization of business charges	7

Total above-OE non-GAAP adjustments	41

Operating earnings after non-GAAP adjustments	$192

Operating earnings as a percentage of net sales—GAAP	10.9%
Operating earnings as a percentage of net sales—after non-GAAP adjustments	13.8%

Q2 2012

TOTAL
Net sales	$1,537
Operating earnings	$190

Above-OE non-GAAP adjustments:
Share-based compensation expense	42
Reorganization of business charges	9

Total above-OE non-GAAP adjustments	51

Operating earnings after non-GAAP adjustments	$241

Operating earnings as a percentage of net sales—GAAP	12.4%
Operating earnings as a percentage of net sales—after non-GAAP adjustments	15.7%

Q3 2012

TOTAL
Net sales	$1,580
Operating earnings	$252

Above-OE non-GAAP adjustments:
Share-based compensation expense	35
Reorganization of business charges	8

Total above-OE non-GAAP adjustments	43

Operating earnings after non-GAAP adjustments	$295

Operating earnings as a percentage of net sales—GAAP	15.9%
Operating earnings as a percentage of net sales—after non-GAAP adjustments	18.7%

Q4 2012

TOTAL
Net sales	$1,764
Operating earnings	$327

Above-OE non-GAAP adjustments:
Share-based compensation expense	36
Reorganization of business charges	9
Legal matter	(16)

Total above-OE non-GAAP adjustments	29

Operating earnings after non-GAAP adjustments	$356

Operating earnings as a percentage of net sales—GAAP	18.5%
Operating earnings as a percentage of net sales—after non-GAAP adjustments	20.2%

FY 2012

TOTAL
Net sales	$6,269
Operating earnings	$920

Above-OE non-GAAP adjustments:
Share-based compensation expense	147
Reorganization of business charges	33
Intangibles amortization expense	1
Legal matter	(16)

Total above-OE non-GAAP adjustments	165

Operating earnings after non-GAAP adjustments	$1,085

Operating earnings as a percentage of net sales—GAAP	14.7%
Operating earnings as a percentage of net sales—after non-GAAP adjustments	17.3%

The pro forma financial data presented above reflects the removal of: (i) the pro forma results of the Enterprise business as a result of the Company’s anticipated sale of its Enterprise business, excluding the iDEN business and other specific assets and liabilities, as discussed in the Report on Form 8-K furnished with the Securities and Exchange Commission on April 15, 2014, and (ii) certain estimated costs previously allocated to the Enterprise business which will remain with Motorola Solutions after the anticipated sale. This financial data was prepared on a pro forma basis and, accordingly, the discontinued operations of the Enterprise business and the financial results of Motorola Solutions’ continuing operations may differ from what is provided above.

The pro forma financial data also contains non-GAAP financial measures within the meaning of Regulation G promulgated by the SEC. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles. The non-GAAP adjustments to Operating Earnings presented above include share-based compensation expense, intangible assets amortization, and highlighted items (significant, nonrecurring items impacting operating income or expenses). The Company has provided these non-GAAP adjustments to Operating Earnings as an estimate of the financial results of the Company on a going forward basis. These non-GAAP measures are intended to help investors better understand the Company’s core operating performance, enhance comparisons of core operating performance from period to period and allow better comparisons of operating performance to its competitors on a going forward basis. These measures should be considered in addition to results prepared in accordance with GAAP, but are not a substitute for GAAP results.

Non-GAAP-2

Motorola Solutions, Inc. and Subsidiaries

Pro forma Non-GAAP Adjustments Bridge

(In millions)

Q1 2013

TOTAL
Net sales	$1,396
Operating earnings (“OE”)	$173

Above-OE non-GAAP adjustments:
Share-based compensation expense	36
Reorganization of business charges	7

Total above-OE non-GAAP adjustments	43

Operating earnings after non-GAAP adjustments	$216

Operating earnings as a percentage of net sales—GAAP	12.4%
Operating earnings as a percentage of net sales—after non-GAAP adjustments	15.5%

Q2 2013

TOTAL
Net sales	$1,497
Operating earnings	$203

Above-OE non-GAAP adjustments:
Share-based compensation expense	27
Reorganization of business charges	18

Total above-OE non-GAAP adjustments	45

Operating earnings after non-GAAP adjustments	$248

Operating earnings as a percentage of net sales—GAAP	13.6%
Operating earnings as a percentage of net sales—after non-GAAP adjustments	16.6%

Q3 2013

TOTAL
Net sales	$1,517
Operating earnings	$244

Above-OE non-GAAP adjustments:
Share-based compensation expense	30
Reorganization of business charges	21
Intangibles amortization expense	1

Total above-OE non-GAAP adjustments	52

Operating earnings after non-GAAP adjustments	$296

Operating earnings as a percentage of net sales—GAAP	16.1%
Operating earnings as a percentage of net sales—after non-GAAP adjustments	19.5%

Q4 2013

TOTAL
Net sales	$1,817
Operating earnings	$325

Above-OE non-GAAP adjustments:
Share-based compensation expense	30
Reorganization of business charges	41

Total above-OE non-GAAP adjustments	71

Operating earnings after non-GAAP adjustments	$396

Operating earnings as a percentage of net sales—GAAP	17.9%
Operating earnings as a percentage of net sales—after non-GAAP adjustments	21.8%

FY 2013

TOTAL
Net sales	$6,227
Operating earnings	$946

Above-OE non-GAAP adjustments:
Share-based compensation expense	123
Reorganization of business charges	86
Intangibles amortization expense	1

Total above-OE non-GAAP adjustments	210

Operating earnings after non-GAAP adjustments	$1,156

Operating earnings as a percentage of net sales—GAAP	15.2%
Operating earnings as a percentage of net sales—after non-GAAP adjustments	18.6%

The pro forma financial data presented above reflects the removal of: (i) the pro forma results of the Enterprise business as a result of the Company’s anticipated sale of its Enterprise business, excluding the iDEN business and other specific assets and liabilities, as discussed in the Report on Form 8-K furnished with the Securities and Exchange Commission on April 15, 2014, and (ii) certain estimated costs previously allocated to the Enterprise business which will remain with Motorola Solutions after the anticipated sale. This financial data was prepared on a pro forma basis and, accordingly, the discontinued operations of the Enterprise business and the financial results of Motorola Solutions’ continuing operations may differ from what is provided above.

The pro forma financial data also contains non-GAAP financial measures within the meaning of Regulation G promulgated by the SEC. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles. The non-GAAP adjustments to Operating Earnings presented above include share-based compensation expense, intangible assets amortization, and highlighted items (significant, nonrecurring items impacting operating income or expenses). The Company has provided these non-GAAP adjustments to Operating Earnings as an estimate of the financial results of the Company on a going forward basis. These non-GAAP measures are intended to help investors better understand the Company’s core operating performance, enhance comparisons of core operating performance from period to period and allow better comparisons of operating performance to its competitors on a going forward basis. These measures should be considered in addition to results prepared in accordance with GAAP, but are not a substitute for GAAP results.

Non-GAAP-3

Motorola Solutions, Inc. and Subsidiaries

Pro forma Non-GAAP Adjustments Bridge

(In millions)

Q1 2014

TOTAL
Net sales	$1,228
Operating earnings (“OE”)	$102

Above-OE non-GAAP adjustments:
Share-based compensation expense	29
Reorganization of business charges	15
Intangibles amortization expense	1
Gain on sale of building and land	(21)

Total above-OE non-GAAP adjustments	24

Operating earnings after non-GAAP adjustments	$126

Operating earnings as a percentage of net sales—GAAP	8.3%
Operating earnings as a percentage of net sales—after non-GAAP adjustments	10.3%

The pro forma financial data presented above reflects the removal of: (i) the pro forma results of the Enterprise business as a result of the Company’s anticipated sale of its Enterprise business, excluding the iDEN business and other specific assets and liabilities, as discussed in the Report on Form 8-K furnished with the Securities and Exchange Commission on April 15, 2014, and (ii) certain estimated costs previously allocated to the Enterprise business which will remain with Motorola Solutions after the anticipated sale. This financial data was prepared on a pro forma basis and, accordingly, the discontinued operations of the Enterprise business and the financial results of Motorola Solutions’ continuing operations may differ from what is provided above.

The pro forma financial data also contains non-GAAP financial measures within the meaning of Regulation G promulgated by the SEC. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles. The non-GAAP adjustments to Operating Earnings presented above include share-based compensation expense, intangible assets amortization, and highlighted items (significant, nonrecurring items impacting operating income or expenses). The Company has provided these non-GAAP adjustments to Operating Earnings as an estimate of the financial results of the Company on a going forward basis. These non-GAAP measures are intended to help investors better understand the Company’s core operating performance, enhance comparisons of core operating performance from period to period and allow better comparisons of operating performance to its competitors on a going forward basis. These measures should be considered in addition to results prepared in accordance with GAAP, but are not a substitute for GAAP results.